UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 11, 2018

Cadence Bancorporation

(Exact name of registrant as specified in its charter)

Delaware	001-38058	47-1329858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2800 Post Oak Boulevard, Suite 3800 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

(713) 871-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01 Other Events

On May 13, 2018, Cadence Bancorporation (the “Company”) announced its planned acquisition of State Bank Financial Corporation (“State Bank”). In connection with the planned acquisition of State Bank, the following financial statements are filed as exhibits hereto:

•	Interim unaudited financial statements of State Bank as of and for the three and six months ended June 30, 2018 and June 30, 2017 and the notes related thereto.

•

Unaudited pro forma condensed combined financial statements of the Company for the year ended December 31, 2017, for the six months ended June 30, 2018 and as of June 30, 2018 and the notes related thereto.

The pro forma financial statements give pro forma effect to the acquisition of State Bank. The pro forma financial statements are derived from the historical financial statements of the Company and State Bank. The pro forma financial statements are preliminary and reflect a number of assumptions, including, among others, that the acquisition of State Bank will be consummated.    For further information relating to the planned acquisition of State Bank, please see the Company’s Current Report on Form 8-K filed on May 14, 2018.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Business to be Acquired.

•	The interim unaudited financial statements of State Bank as of and for the three and six months ended June 30, 2018 and June 30, 2017 and the notes related thereto, are filed as Exhibit 99.1 hereto.

(b)	Pro Forma Financial Information.

•

The unaudited pro forma condensed combined financial statements of the Company for the year ended December 31, 2017, for the six months ended June 30, 2018 and as of June 30, 2018 and the notes related thereto, are filed as Exhibit 99.2 hereto.

(d)	Exhibits.

Exhibit No.	Description

99.1	Unaudited consolidated balance sheet of State Bank as of June 30, 2018, the related consolidated statements of income, comprehensive income, changes in shareholders’ equity, and cash flows for the three and six months ended June 30, 2018 and June 30, 2017 and the notes related thereto.

99.2	Unaudited pro forma condensed combined financial statements of the Company for the year ended December 31, 2017, for the six months ended June 30, 2018 and as of June 30, 2018 and the notes related thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cadence Bancorporation

Date: September 11, 2018	By:	/s/ Jerry W. Powell
	Name:	Jerry W. Powell
	Title:	Executive Vice President and General Counsel